UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 4, 2024

NL Industries, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas	75240-2620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On September 4, 2024, the United States of America, on behalf of several agencies of the United States, joined by the New Jersey Department of Environmental Protection (“NJDEP”), the Commissioner of the NJDEP, and the Administrator of the New Jersey Spill Compensation Fund, filed a complaint and concurrently lodged a proposed consent decree with the United States District Court for the District of New Jersey in a lawsuit captioned United States of America, et al. v. NL Industries, Inc., et al. (Civil Action No. 3:24-cv-08946). The proposed consent decree requires the United States Army Corps of Engineers (and other federal agencies), the State of New Jersey, the Township of Old Bridge, NL, and twenty-two other private companies to pay a total of $151.1 million, plus interest, to resolve all federal and state law claims for past and future response costs under CERCLA and the NJ Spill Act, including natural resource damages, contribution, and indemnification, relating to the Raritan Bay Slag Superfund Site (“the RBS Site”). If approved by the court, the proposed consent decree will be a global settlement of all such claims relating to the RBS Site, including all the claims asserted by NL and other settling parties in NL Industries, Inc. v. Old Bridge Township, et al. (United States District Court for the District of New Jersey, Civil Action No. 3:13-cv-03943).

Under the terms of the proposed consent decree, NL has agreed to pay $56.1 million, plus interest, toward the global settlement. NL has agreed to a structured settlement with $35 million, plus interest, due within 7 business days of judicial approval of the consent decree. Two additional payments of $10.55 million each, plus interest, will be due 6 months and 12 months, respectively, after the date of the initial payment. Of NL’s $56.1 million payment obligation, NL expects to recover $9.57 million from the twenty-two other private companies as part of the global settlement. All monetary obligations of NL in the proposed consent decree have previously been accrued.

The consent decree is contingent upon judicial approval, which may be provided following notice and public comment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL INDUSTRIES, INC.
(Registrant)

Date: September 5, 2024	By: /s/Amy A. Samford
Amy A. Samford
Executive Vice President and Chief Financial Officer